U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 2, 2013

Liberty Gold Corp.

(Exact name of Registrant as specified in its charter)

Delaware	333-16135	80-0372385
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

2415 East Camelback Road, Suite 700, Phoenix, AZ 85016

 (Address of principal executive offices) (Zip Code )

602-553-1190

(Registrant’s Telephone Number, Including Area Code)

NA

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 22, 2013 we returned certain mineral properties known as Mine Group II (“MGII”) which were described in a Current Report on Form 8-K, dated July 13, 2011 as the properties acquired under APAAR2 and consisting of an undivided 100% interest in 2 patented claims and 5 federal claims comprising roughly 134 acres in Mohave County, Arizona.  We returned these properties because we were unable to generate sufficient investor interest to fund the development of the properties. We have made payments totaling $136,334.12 in connection with these properties and these payments will not be recovered.

Item 8.01 Other Events.

On August 2, 2013, John Cost resigned as an advisor and consultant to the Registrant.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

Not Applicable

(b)

Pro-Forma Financial Information

Not Applicable.

(c)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberty Gold Corp.

Lynn Harrison

By:  /s/ Lynn Harrison, CEO

Dated:

October 24, 2013